     D O D G E  &  C O X                             D O D G E  &  C O X
    --------------------                             -------------------

     Income Fund                                         Income Fund
----------------------------------------              Established 1989

                                                     -------------------
Officers and Directors
                                                     -------------------
A. Horton Shapiro, President and Director
Senior Vice-President, Dodge & Cox

John A. Gunn, Vice President and Director
President, Dodge & Cox

W. Timothy Ryan, Secretary-Treasurer
and Director
Senior Vice-President, Dodge & Cox

Dana M. Emery, Assistant
Secretary-Treasurer and Director
Vice-President, Dodge & Cox

Harry R. Hagey, Vice President
Chairman & CEO, Dodge & Cox

Thomas M. Mistele, Assistant
Secretary-Treasurer
General Counsel, Dodge & Cox

Max Gutierrez, Jr., Director
Partner, Brobeck, Phleger & Harrison,
Attorneys

Frank H. Roberts, Director
Retired Partner, Pillsbury, Madison
& Sutro, Attorneys

John B. Taylor, Director
Professor of Economics,
Stanford University

Will C. Wood, Director
Principal, Kentwood Associates,
Financial Advisers

INVESTMENT MANAGER
Dodge & Cox
One Sansome Street,  35th Floor
San Francisco, California 94104
Telephone (415) 981-1710
                                                        Prospectus
TRANSFER AGENT                                        April 29, 1997
Boston Financial Data Services Inc.
P. O. Box 9051                                       As Supplemented
Boston, Massachusetts 02205-9051                     January 30, 1998
Telephone (800) 621-3979

CUSTODIAN
State Street Bank and Trust Company
P. O. Box 9051
Boston, Massachusetts 02205-9051
Telephone (800) 621-3979

DODGE & COX INCOME FUND
c/o BFDS
P.O. Box 9051
Boston, Massachusetts 02205-9051
Telephone (800) 621-3979
----------------------------------------          -------------------
                                                  -------------------
                                                  -------------------

                              D o d g e  &  C o x
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                                  Income Fund

Prospectus
April 29, 1997    Dodge & Cox Income Fund
                  -------------------------------------------------------------



As Supplemented   The Dodge & Cox Income Fund (the "Fund") is a no-load mutual
January 30, 1998  fund with the primary objective of providing shareholders with a high and stable rate of current income, consistent with long-term preservation of capital. A secondary objective is to take advantage of opportunities to realize capital appreciation. The Fund seeks to achieve these objectives by investing in a diversified portfolio consisting primarily of high-quality bonds and other fixed-income securities. There can be no assurance that the Fund will achieve these objectives.

                  Shares of the Fund are purchased and redeemed at net asset value. There are no sales, redemption or Rule 12b-1 plan distribution charges.

                  This prospectus sets forth concisely the information you should know about the Fund before investing. It should be retained for future reference. A Statement of Additional Information about the Fund, dated April 29, 1997, as supplemented January 30, 1998, which is incorporated by reference in this prospectus, has been filed with the Securities and Exchange Commission (the "SEC"). To obtain a free copy, call 1-800-621-3979.
                  --------------------------------------------------------------


Table of          Introduction                               1     Telephone Transactions                     11
Contents          Expense Information                        1     Transfer of Shares                         11
                  Financial Highlights                       2     Pricing of Shares                          11
                  Investment Objectives and Policies         2     Shareholder Services                       11
                  Investment Restrictions                    4     Performance Information                    12
                  Investment Risks                           4     Fund Organization and Management           13
                  Additional Information on Investments      5     Portfolio Transactions                     13
                  Income Dividends and Capital                     Expenses                                   14
                     Gain Distributions                      6     Federal Income Taxes                       14
                  How to Purchase Shares                     7     Custodian and Transfer Agent               14
                  How to Redeem Shares                       9     Reports to Shareholders                    14
                  Exchanging Shares                         10     Shareholder Inquiries                      14

                  ------------------------------------------------------------
                  These securities have not been approved or disapproved by the Securities and Exchange Commission or any State Securities Commission nor has the Commission or any State Securities Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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

                              D o d g e  &  C o x
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                                  Income Fund

     Introduction
     ---------------------------------------------------------------------------
     The Fund is an open-end diversified management investment company which continuously offers its shares to the public. A unique feature of the Fund and other "no-load" funds is that shares are sold without sales charge, while many other investment companies sell their shares with a varying sales charge. Shares may be redeemed at net asset value at no charge.

     The Fund enables you to obtain the benefits of experienced and continuous investment supervision. Investors in the Fund acquire a diversified bond portfolio ordinarily limited to large investment accounts. The Fund is designed to meet the needs of retirement plans, charities, endowments, individuals, trustees, guardians and others who have funds available for long-term investment in fixed-income securities.

     By investing in the Fund, you avoid the time-consuming details involved in buying and selling individual securities. The Fund also reduces your record keeping for tax purposes and simplifies the collection of investment income and the safe-keeping of individual securities.

     The Fund's investment manager, Dodge & Cox, was founded in 1930 and managed over $25 billion for individual and institutional investors in mutual fund and private accounts as of December 31, 1996.


     Expense Information
     --------------------------------------------------------------------------

     SHAREHOLDER TRANSACTION EXPENSES

     Sales Load Imposed on Purchases.......................................None
       Sales Load Imposed on Reinvested Distributions......................None
       Deferred Sales Load.................................................None
       Redemption Fees.....................................................None
       Exchange Fees.......................................................None

     ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
     Management Fees........................................................43%
     12b-1 Fees............................................................None
     Other Expenses (accounting, transfer agent, custodial,
      legal, etc.)........................................................ .07%
                                                                           ----
     Total Fund Operating Expenses..........................................50%

     EXAMPLE: A shareholder would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

     Time period                          1 Year   3 Years   5 Years   10 Years
     --------------------------------------------------------------------------
     Expenses                             $5       $16      $28         $63

     This example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

     The purpose of the above expense information is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. Expense figures are based on amounts incurred during the year 1996 (See "Expenses"). Wire redemptions are subject to a $12 charge which is not reflected in the above example.

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

                              D o d g e  &  C o x
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                                  Income Fund


Financial Highlights
--------------------------------------------------------------------------------
The following table provides information about the Fund's financial history. It is based on a single share outstanding throughout each year. The table is part of the Fund's financial statements which are included in the Fund's Annual Report and incorporated by reference into the Statement of Additional Information. This document is available to shareholders upon request. The financial statements in the Annual Report have been audited by Price Waterhouse LLP, independent accountants, whose unqualified report covers the most recent five-year period.

                                                             Year Ended December 31,
-------------------------------------------------------------------------------------------------------------------
                                       1996     1995       1994      1993      1992      1991      1990      1989
Net asset value, beginning of year... $12.02    $10.74     $11.89    $11.55    $11.59    $10.61    $10.68    $10.00
Income from investment operations:
Net investment income................    .74       .78        .77       .78       .82       .81       .82       .69
Net realized and unrealized gain
 (loss)..............................   (.34)     1.34      (1.11)      .51       .05      1.02      (.07)      .69
                                      ------    ------    -------    ------    ------    ------    ------    ------
Total income (loss) from
 investment operations...............    .40      2.12       (.34)     1.29       .87      1.83       .75      1.38
                                      ------    ------    -------    ------    ------    ------    ------    ------

Distributions:
Dividends from net investment
 income..............................   (.74)     (.78)      (.76)     (.78)     (.82)     (.82)     (.81)     (.69)
Distributions from net realized
 gain on investments.................      -      (.06)      (.05)     (.17)     (.09)     (.03)     (.01)     (.01)
                                      ------    ------    -------    ------    ------    ------    ------    ------
Total distributions..................   (.74)     (.84)      (.81)     (.95)     (.91)     (.85)     (.82)     (.70)
                                      ------    ------    -------    ------    ------    ------    ------    ------
Net asset value, end of year......... $11.68    $12.02     $10.74    $11.89    $11.55    $11.59    $10.61    $10.68
                                      ======    ======     ======    ======    ======    ======    ======    ======

Total return.........................  3.62%    20.21%    (2.89)%    11.34%     7.80%    17.94%     7.41%    14.09%

Ratios/Supplemental Data:
Net assets, end of year (millions)...   $533      $303       $195       $180      $136       $96       $52       $33
Ratio of expenses to average net
 assets..............................   .50%      .54%       .54%      .60%      .62%      .64%      .69%      .66%
Ratio of net investment income to
 average net assets..................  6.65%     6.85%      6.90%     6.50%     7.14%     7.63%     7.99%     7.85%
Portfolio turnover rate..............    37%       53%        55%       26%       12%       15%       13%        3%

-------------------------------------------------------------------------------
Investment    The Fund is a no-load mutual fund with the primary objective of
Objectives    providing shareholders with a high and stable rate of current and Policies  income consistent with long-term preservation of capital. A secondary objective is to take advantage of opportunities to realize capital appreciation. These objectives may not be changed without shareholder approval. However, investors should recognize that the market risks inherent in investments cannot be avoided, nor is there any assurance that the investment objectives of the Fund will be achieved.

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                              D o d g e  &  C o x
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                                  Income Fund

            The Fund seeks to achieve its objectives by investing in a diversified portfolio of fixed-income securities. It is the policy of the Fund to invest at least 80% of the market value of its total assets in the following: (1) debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; (2) investment-grade debt securities, including U.S. dollar-denominated foreign issues and supranational agencies, rated in the top four rating groups by either Moody's Investors Service ("Moody's") (Aaa, Aa, A, Baa) or Standard & Poor's Ratings Group ("S&P") (AAA, AA, A,
            BBB); (3) unrated securities if deemed to be of investment-grade quality by Dodge & Cox; and (4) bankers' acceptances, bank certificates of deposit, repurchase agreements and commercial paper. At least 65% of the market value of the portfolio will be invested in category (1) securities and in category (2) securities rated in the top three rating groups. Further information about specific investments is provided under "Additional Information on Investments."

            No more than 20% of the Fund may be invested in other fixed-income instruments including: debt obligations rated below investment grade if, in the opinion of Dodge & Cox, they are of suitable quality, provide attractive investment opportunities and have a minimum rating of B by Moody's and/or S & P at the time of investment; preferred stock; corporate bonds convertible into common stocks or carrying warrants to purchase common stock. The Fund will invest in unrated securities only if deemed to be of investment-grade quality by Dodge & Cox. It should be noted that securities rated Baa or BBB and below have speculative characteristics. Securities rated B may yield a higher level of current income than higher quality securities but generally have less liquidity, greater market risk and more price fluctuation. An explanation of Moody's and S&P's rating groups is included in the Appendix to the Statement of Additional Information.

            The percentages referred to in the preceding two paragraphs are determined at the time of investment and apply under normal market conditions.

            The proportions held in the various financial instruments will be revised as appropriate in light of Dodge & Cox's appraisal of the economy, the relative yields of securities in the various market sectors, the investment prospects for issuers and other factors. In making investment decisions, Dodge & Cox will take many factors into consideration including yield to maturity, quality, liquidity, current yield and capital appreciation potential.

            The Fund attempts to achieve its secondary objective of capital appreciation through such techniques as fundamental research (i.e., seeking a security or group of securities which Dodge & Cox believes to be undervalued), purchasing securities at a discount from their maturity or call value and making gradual adjustments in the average maturity of the Fund's portfolio.

            The average maturity of the Fund's portfolio at any given time depends, in part, on Dodge & Cox's assessment of economic and market conditions, the future level of inflation and interest rates, and on the relative yields of securities in the marketplace. Dodge & Cox normally invests in an array of securities with short, intermediate and long maturities in varying proportions, with greater emphasis on longer maturities.

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

                              D o d g e  &  C o x
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                                  Income Fund

              Purchases and sales of securities are generally made for long-term fundamental investment reasons rather than for short-term trading purposes. Nevertheless, Dodge & Cox may sell any of the securities in the Fund, regardless of the length of time held, in seeking to achieve the objectives of the Fund.

              Dodge & Cox maintains a long-term investment orientation and therefore anticipates a relatively low turnover rate. (The Fund's portfolio turnover rates for the fiscal years ended December 31, 1996, 1995 and 1994 were 37%, 53% and 55%, respectively.) However, during rapidly changing economic, political and market environments, there may be more portfolio changes than in a more stable period. A higher turnover rate might result in increased transaction expenses and the realization of capital gains and losses (see "Federal Income Taxes").

              In seeking to achieve the objectives of the Fund, Dodge & Cox may purchase securities on a when-issued basis, purchase or sell securities for delayed delivery and lend portfolio securities.

              The Fund's investment policies as set forth above may be changed without shareholder approval; however, these policies will not be changed without notice to shareholders.


              ------------------------------------------------------------------
Investment    The Fund has adopted certain restrictions designed to achieve
Restrictions  diversification of investment and to reduce investment risk. The
              Fund may not: (a) Invest more than 5% of the value of its total assets in the securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or issues backed or collateralized by such obligations, nor acquire more than 10% of the voting securities of any one issuer; (b) Concentrate investment of more than 25% of the value of its total assets in any one industry, provided that the various types of public utility companies (electric, telephone and gas) are considered separate industries for this purpose; (c)
              Borrow money, except as a temporary measure for extraordinary or emergency purposes and not to exceed 5% of the Fund's total assets at the time of borrowing; (d) Make loans to other persons except this shall not exclude (1) purchasing debt securities as permitted by the Fund's other investment policies and restrictions, (2) entering into repurchase agreements and (3) lending of portfolio securities, provided that the Fund may not loan securities if the aggregate value of all securities loaned would exceed 20% of the total market value of the Fund at the time of lending; or (e)
              Invest more than 10% of the value of its total assets in the securities of other investment companies. The investment restrictions described in this paragraph and in the Statement of Additional Information may be changed only with the approval of the Fund's shareholders.


Investment    You should understand that all investments involve risks, and
Risks         there can be no guarantee against loss resulting from an
              investment in the Fund, nor can there be any assurance that the Fund's investment objectives will be attained. There are further risk factors described elsewhere in this prospectus and in the Statement of Additional Information.

              The price of certain fixed income securities fluctuate with changes in interest rates, rising when interest rates fall and falling when interest rates rise. Yields on short, intermediate, and long-term securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the credit quality and

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                             D o d g e  &  C o x
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                                  Income Fund

              rating of the issue. Debt securities with longer maturities tend to have higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The value of the securities may also be affected by changes in the financial condition of, and other events affecting, specific issuers. Therefore, the Fund's share price may be higher or lower at the time of sale than your original purchase. Furthermore, because yield levels on securities vary with changing interest rates, no specific yield on shares of the Fund can be guaranteed.

              Since the Fund will be invested predominantly in higher quality debt securities, the Fund may not yield as high a level of current income as funds that invest primarily in lower quality debt securities which generally have less liquidity, greater market risk and greater price fluctuation.

              Foreign securities involve some special risks such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; foreign taxes; and the risk that fluctuations in foreign exchange rates will decrease the investment's value (although favorable changes can increase its value).

              -----------------------------------------------------------------
Additional    U.S. Government Obligations. A portion of the Fund may be invested
Information   in obligations issued or guaranteed by the U.S. Government, its
on            agencies or instrumentalities. Some of the obligations purchased
Investments   by the Fund are backed by the full faith and credit of the U.S.
              Government and are guaranteed as to both principal and interest by the U.S. Treasury. Examples of these include direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds, or indirect obligations of the U.S. Treasury, such as obligations of the Government National Mortgage Association, the Maritime
              Administration, the Farmers Home Administration and the Department of Veterans Affairs.

              While the obligations of many of the agencies and instrumentalities of the U.S. Government are not direct obligations of the U.S. Treasury, they are generally backed indirectly by the U.S. Government. Some of the agencies are indirectly backed by their right to borrow from the U.S. Government, such as the Federal Financing Bank, the Federal Home Loan Bank and the U.S. Postal Service. Others are supported solely by the credit of the agency or instrumentality itself, but are given additional support due to the U.S. Treasury's authority to purchase their outstanding debt obligations. These agencies include the Federal Farm Credit Banks, the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association. No assurance can be given that the U.S. Government would provide financial support to U.S. Government established or sponsored agencies. Furthermore, with respect to the U.S. Government securities purchased by the Fund, guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor do they extend to the value of the Fund's shares. The Fund may invest in these securities if it believes they offer an expected return commensurate with the risks assumed.

              Mortgage Pass-Through Securities. The Fund may invest a portion of its assets in mortgage pass-through securities which are guaranteed by an agency of the U.S. Government or are issued by a private entity. These securities represent ownership in "pools" of mortgage loans and are called "pass-throughs" because principal and interest payments are passed through to security holders

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                             D o d g e  &  C o x
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                                  Income Fund

              monthly. The security holder may also receive unscheduled principal payments representing prepayments of the underlying mortgage loans. When the Fund reinvests the principal and interest payments, it may receive a rate of interest which is either higher or lower than the rate on the existing mortgage.

              During periods of declining interest rates there is increased likelihood that mortgage securities may be prepaid. Such prepayment would most likely be reinvested at lower rates. On the other hand, if the pass-through securities had been purchased at a discount, then such prepayment of principal may benefit the portfolio.

              Collateralized Mortgage Obligations. Collateralized Mortgage Obligations ("CMOs") are private entity or U.S. Government agency-issued multi-class bonds that are collateralized by U.S. agency-guaranteed mortgage pass-through securities. The issuer typically issues several classes, or "tranches" of bonds, the debt service of which is provided by the principal and interest payments from the mortgage pass-through securities in the trust. Each of these tranches is valued and traded separately based on its distinct cash flow characteristics. Dodge & Cox will purchase a tranche with the weighted-average life and cash flow characteristics that it believes will contribute to achieving the objectives of the Fund.

              All CMOs purchased by the Fund will have a AAA rating by either S&P or Moody's. To qualify for this rating, a CMO is structured so that even under the most conservative prepayment and reinvestment assumptions, the principal and interest payments from the collateral are expected to meet or exceed the cash flow obligations of all the tranches of the CMO. However, there are risks associated with CMOs which relate to the risks of the underlying mortgage pass-through securities. In a falling interest rate environment, the mortgage securities may be prepaid faster than the assumed rate. In this scenario, the prepayments of principal will generally be reinvested at a rate which is lower than the rate that the security holder is currently receiving. Conversely, in a rising interest rate environment, the mortgage collateral may be prepaid at a rate which is slower than the assumed rate. In this case, the cash flow of the bond decreases. A reduced prepayment rate effectively lengthens the time period the security will be outstanding and may adversely affect the value of the security.

              Foreign Securities. The Fund may invest in U.S. dollar-denominated securities of foreign issuers traded in the U.S. Such investments increase a portfolio's diversification and may enhance return, but they also involve some special risks. The Fund will invest no more than 25% of its total assets in foreign securities denominated in U.S. dollars.

              ------------------------------------------------------------------
Income        Dividend and capital gain distributions are reinvested in
Dividends     additional Fund shares in your account unless you select another
and Capital   option on your Account Application Form. The advantage of
Gain Distri-  reinvesting distributions arises from compounding; that is, you
butions       receive income dividends and capital gain distributions on a rising number of shares.

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                             D o d g e  &  C o x
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                                  Income Fund


               Distributions not reinvested are paid by check or transmitted to your bank account via electronic transfer using the Automated Clearing House (ACH) network. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the Fund reserves the right to reinvest your distribution check in your account at the Fund's then current net asset value per share
               (NAV) and to reinvest all subsequent distributions in shares of the Fund.

               Income dividends
               . The Fund declares and pays dividends (if any) quarterly in March, June, September and December.

               Capital gain distributions
               . A capital gain or loss is the difference between the purchase and sale price of a security.
               . If the Fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month.
                     If a second distribution is necessary, it is usually declared and paid in March.

               In January, you will be sent Form 1099-DIV indicating the tax status of any dividend and capital gain distributions made to you during the previous year. This information will also be reported to the IRS.


               ---------------------------------------------------------------
How to         Minimum Initial Investment:    $2,500; $1,000 for IRA accounts
Purchase       Subsequent Minimum Investment: $100
Shares
               By Mail: Please make your check payable to Dodge & Cox Income
               Fund (otherwise it will be returned) and send your check together with the Account Application Form to the address below. The Fund does not accept third party checks (except for properly endorsed
               IRA Rollover checks).

                     Regular Mail              Mailgram, Express, Certified or Registered Mail
                     Dodge & Cox Income Fund   Dodge & Cox Income Fund
                     c/o BFDS                  c/o BFDS
                     P.O. Box 9051             66 Brooks Drive, Suite 1
                     Boston, MA 02205-9051     Braintree, MA 02184

               By Wire: To purchase shares in the Fund by Federal wire transfer, you should request that your bank transmit funds to:

                     State Street Bank and Trust Company, Boston, MA 02101 ABA #0110 0002 8
                     Deposit DDA #9905-351-4
                     FFC Dodge & Cox Income Fund
                     Account #147/[shareholder account number], [name of account]

               Prior to having the funds wired, you should call Boston Financial Data Services Inc. (BFDS) at 1-800-621-3979 and advise BFDS that the funds are being wired. Investors making initial investments by wire must promptly complete an Account Application Form and mail it to the Fund, c/o BFDS, at either of the addresses listed above. No account services will be established until the completed application has been received by the Fund. IRA accounts cannot be opened by wire.

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                                  Income Fund


               By Telephone: By using the Fund's telephone purchase option, you may make subsequent investments directly from your bank account. To establish the telephone purchase option for your account, complete the appropriate section on the Account Application Form. Only bank accounts held at domestic financial institutions that are Automated Clearing House (ACH) members may be used for telephone transactions. To make subsequent investments by telephone, call 1-800-621-3979. This option will become effective approximately 15 business days after the Account Application Form is received. The price you pay for your shares will be the next price the Fund computes after the Fund receives your investment from your bank, which is usually three business days after you authorize the transfer. If you want to make an investment the same day, you must invest by wire. You may not use telephone transactions for initial purchases of the Fund's shares. (See "Telephone Transactions.")

               Additional Information about Purchases: All subscriptions are subject to acceptance by the Fund, and the price of the shares will be the NAV which is next computed after receipt by the Fund's transfer agent, or other authorized agent or sub-agent, of the subscription in proper form (see "Pricing of Shares"). All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks. If your payment is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses (including a $20 fee) incurred by the Fund or transfer agent, and the Fund can redeem shares you own in this or another identically registered Dodge & Cox Fund account as reimbursement. The Fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment. All subscriptions will be invested in full and fractional shares and you will receive a confirmation of all transactions. Purchases through the Automatic Investment Plan will be confirmed at least quarterly. Certificates (for full shares only) are not issued unless requested by you.

               A Social Security or Taxpayer Identification Number must be supplied and certified on the Account Application Form before an account can be established. If you fail to furnish the Fund with your correct Social Security or Taxpayer Identification Number, the Fund may be required to withhold Federal income tax at a rate of 31% ("backup withholding") from dividends, capital gain distributions and redemptions.

               The purchase or redemption of shares through broker-dealers or other financial institutions may be subject to a service fee by those entities. The Fund and its agents reserve the right to accept initial purchases by telephone, to cancel or rescind any purchase or exchange (for example, if an account has been restricted due to excessive trading or fraud) upon notice to the shareholder within five business days of the trade; to freeze any account and temporarily suspend services on the account when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; to otherwise modify the conditions of purchase and any services at any time, or to act on instructions believed to be genuine.

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How to Redeem   By Mail: Your written instructions to redeem should be sent to
Shares          the appropriate address below:

                     Regular Mail               Mailgram, Express, Certified or Registered Mail
                     Dodge & Cox Income Fund    Dodge & Cox Income Fund
                     c/o BFDS                   c/o BFDS
                     P.O. Box 9051              66 Brooks Drive, Suite 1
                     Boston, MA 02205-9051      Braintree, MA 02184

                The request must specify your name, account number, and dollar amount or number of shares redeemed, and be properly signed. The Fund requires the signatures of all owners exactly as registered, and possibly a signature guarantee (see "Signature Guarantees" below).

                By Telephone: Telephone redemption requests can be initiated by calling BFDS at 1-800-621-3979. (See "Telephone Transactions.") Telephone redemption requests for IRA accounts will not be accepted.

                Redemption payments may be made by check, wire or ACH:

                By Check: Checks will be made payable to you and will be sent to your address of record. If the proceeds of the redemption are requested to be sent to other than the address of record or if the address of record has been changed within 15 days of the redemption request, the request must be in writing with your signature(s) guaranteed.

                By Wire: The Fund will wire redemption proceeds only to the bank account designated on the initial Account Application Form or in written instructions--with signature guarantee--received in advance of the redemption order. Wire redemption requests are subject to a $12 charge, which is subject to change without notice.

                By ACH: Redemption proceeds can be sent to your bank account by ACH transfer. You can elect this option by completing the appropriate section of the Account Application Form. If money is moved by ACH transfer, you will not be charged by the Fund for these services. There is a $100 minimum per ACH transfer.

                Signature Guarantees: You may need to have your signature guaranteed in certain situations, such as:

                .   Written requests to wire redemption proceeds (if not
                    previously authorized on the Account Application Form).
                .   Sending redemption proceeds to any person, address, or bank account not on record.
                .   Transferring redemption proceeds to a Dodge & Cox account
                    with a different registration (name/ownership) from yours.
                .   Establishing certain services after the account is opened.

                You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to the Fund. The Fund cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

                Redemptions-in-Kind: The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the

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                Fund's NAV (a redemption-in-kind). If payment is made in
                securities, a shareholder may incur transaction expenses in converting these securities to cash. The Fund has elected, however, to be governed by Rule 18f-1 under the Investment Company Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

                IRA Accounts: Redemption requests for IRA accounts must be in writing and must include instructions regarding Federal income tax withholding. Unless you have elected otherwise, your redemptions will be subject to income tax withholding.

                Additional Information about Redemptions: Under certain circumstances, the Fund's transfer agent may require additional documents, including stock powers with signatures guaranteed, trust instruments, death certificates, appointments as executor and certificates of corporate authority. If certificates have been issued for any of the shares to be redeemed, such certificates must be endorsed with signatures guaranteed and delivered to the Fund's transfer agent. For any questions regarding documentation or signature requirements for trusts, estates, corporations, etc., please call BFDS (1-800-621-3979).

                The redemption price will be the NAV which is next computed after receipt of a redemption request in good order (see "Pricing of Shares") by BFDS or other authorized agent or sub-agent. The redemption price may be more or less than your cost, depending upon the market value of the Fund's investments at the time of redemption. Redemption payments are made as soon as practicable, generally within two business days, but no later than the seventh day after the effective date for redemption, or within such shorter period as may legally be required. If shares are redeemed within two weeks of purchase, the Fund may delay payment of the redemption proceeds until your purchase check has cleared, which may take up to 15 days. There is no such delay when shares being redeemed were purchased by wiring Federal Funds.

                The Fund may suspend your redemption right or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the SEC. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the Fund reserves the right to reinvest your redemption proceeds in your account at the then current NAV.

                ----------------------------------------------------------------
Exchanging      You may exchange your shares for shares of another Dodge & Cox
Shares          Fund, provided that the registration and Taxpayer Identification
                Number of both accounts are identical. An exchange may be initiated by contacting the Fund's transfer agent in writing or by telephone. (See "Telephone Transactions.") An exchange is treated as a redemption and a purchase; and, therefore, you may realize a taxable gain or loss. You should obtain and read a current prospectus of the fund into which the exchange is being made.

                There is a $1,000 minimum for all exchanges. If a new account is being opened by exchange, the minimum investment requirements must be met. After the exchange, the account from which the exchange is made must have a remaining balance of at least $2,500 ($1,000 for an IRA account) in order to remain open. The Fund reserves the right to terminate or materially modify the exchange privilege upon 60 days advance notice to shareholders.

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Telephone       By using telephone purchase, redemption and/or exchange options,
Transactions    you agree to hold the Fund, Dodge & Cox (any of its affiliated mutual funds), BFDS, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to decline these options in the Account Application Form or by writing
                BFDS. (You may also reinstate them at any time by writing BFDS.)
                If the Fund does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the Fund may be liable for losses due to unauthorized or fraudulent instructions. If you are unable to reach the Fund by telephone because of technical difficulties, market conditions, or a natural disaster, purchase, redemption and exchange requests should be made by regular or express mail. If an account has multiple owners, the Fund may rely on the instructions of any one account owner. You should note that purchase and sales orders will not be canceled or modified once received in good order.

                Purchases and sales should be made for long-term investment purposes only. Because excessive trading may be disadvantageous to the Fund, the Fund reserves the right to limit purchase and sale transactions, including exchanges, when a pattern of frequent trading appears evident.

                ----------------------------------------------------------------
Transfer of     Changes in account registrations--such as changing the name(s)
Shares          on your account, or transferring shares to another person or legal entity--must be submitted in writing and require a signature guarantee. Please call BFDS (1-800-621-3979) for full instructions.

                ----------------------------------------------------------------
Pricing         The share price (also called "net asset value per share" or
of Shares       "NAV") for the Fund is calculated at 4:00 p.m. ET each day the
                New York Stock Exchange is open for business. To calculate the NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding.

                If the Fund, or its authorized agent or sub agent receives your request in good order by 4 p.m. ET, your transactions will be priced at that day's NAV. If your request is received after 4 p.m., it will be priced at the next business day's NAV.

                The Fund cannot accept orders that request a particular day or price for your transaction or any other special conditions.

                The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET.

                ----------------------------------------------------------------
Shareholder     The Fund offers you the following services: (Please call or
Services        write the Fund (1-800-621-3979) for applications and additional information.)

                Automatic Investment Plan: You may make regular monthly or quarterly investments of $100 or more through automatic deductions from your bank account.

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                Systematic Withdrawal Plan: If you own $10,000 or more of the
                Fund's shares, you may receive regular monthly or quarterly payments of $50 or more. Shares will automatically be redeemed at NAV to make the withdrawal payments.

                Reinvestment Plan: You may direct that dividend and capital gains distributions be reinvested in additional Fund shares.

                Individual Retirement Account (IRA): If you have earned income or are entitled to certain distributions from eligible retirement plans, you may make or authorize contributions to your Individual Retirement Account. The Fund has an IRA Plan available for shareholders of the Fund.

                ----------------------------------------------------------------
Performance     The Fund may include figures indicating its yield or total
Information     return in advertisements or reports to shareholders or
                prospective investors. Quotations of yield, as defined by the SEC, will be based on net investment income per share earned during a given thirty-day period and will be computed by dividing this net investment income by the net asset value per share on the last day of the period and annualizing the results.
                Yield does not directly reflect changes in net asset value per share which occurred during the period. Quotations of the Fund's average annual total rate of return will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over a specified period, will reflect the deduction of a proportional share of Fund expenses (on an annual basis) and will assume that all dividends and capital gains distributions are reinvested when paid. Total return indicates the positive or negative rate of return that an investor would have earned from reinvested dividends and distributions and changes in net asset value per share during the period.

                Performance information for the Fund may be compared, in reports and promotional literature, to: (i) the Lehman Brothers Aggregate Bond Index, the Salomon Brothers Broad Investment-Grade Bond Index, or other managed and unmanaged indices of the performance of various types of investments, so that investors may compare the Fund's results with those of indices widely regarded by investors as representative of the security markets in general, and (ii) the performance of other mutual funds. Unmanaged indices may assume the reinvestment of income distributions, but generally do not reflect deductions for administrative and management costs and expenses; managed indices do reflect such deductions.

                Performance information for the Fund reflects only the performance of hypothetical investments in the Fund during the particular time periods on which the calculations are based. Such information should not be considered as representative of the performance of the Fund in the future because, unlike some bank deposits or other investments which pay a fixed yield for a stated period of time for a fixed principal amount, the performance of the Fund will vary based not only on the current market value of the securities held in its portfolio, but also on changes in the Fund's expenses and in the asset size of the Fund. Performance information should be considered in light of the Fund's investment objectives and policies, the types and quality of the Fund's portfolio investments, market conditions during the particular time period and operating expenses. For a description of the methods used to determine the Fund's total return and yield, see "Performance Information" in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report which may be obtained without charge from the Fund.

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                ----------------------------------------------------------------
Fund            Fund Organization and Voting Rights. The Fund, organized as a
Organization    California corporation in 1988, is registered as an open-end,
and             diversified management investment company under the Investment
Management      Company Act. The Fund's Board of Directors supervises Fund operations and performs duties required by applicable state and Federal law. All shares have the same rights as to voting, redemption, dividends and in liquidation. Shares have cumulative voting rights for election of directors, which means that each share is entitled to as many votes as there are directors to be elected, all of which may be cast for one nominee or distributed as the shareholder sees fit. All shares issued are fully paid and non-assessable, are transferable and are redeemable at net asset value upon demand of the shareholder. Shares have no preemptive or conversion rights. The Fund is not required to hold annual shareholder meetings and will do so only when required by law or when specially called in accordance with the Fund's bylaws.

                Investment Manager. Dodge & Cox, a California corporation, has served as investment manager to the Fund since inception. Dodge & Cox is one of the oldest professional investment management firms in the United States, having acted continuously as investment managers since 1930. The Fund's investments are managed by Dodge & Cox's Bond Policy Committee, and no one person is primarily responsible for making investment recommendations to the Committee. Dodge & Cox is located at One Sansome Street, 35th Floor, San Francisco, California 94104.

                Dodge & Cox's activities are devoted to investment research and the supervision of investment accounts for individuals and institutions. In addition, Dodge & Cox is investment manager to other registered mutual funds, the Dodge & Cox Balanced Fund since 1931 and the Dodge & Cox Stock Fund since 1965. The Fund pays Dodge & Cox a management fee which is payable monthly at the annual rate of 0.50% of the average daily net asset value of the Fund up to $100 million and 0.40% of the average daily net asset value of the Fund in excess of $100 million. However, the investment management agreement provides that Dodge & Cox will waive its fee for any calendar year to the extent that such fee plus all other ordinary operating expenses paid by the Fund exceeds 1% of the average daily net asset value of the Fund. No waiver of management fee was required for 1996 under this agreement.

                Dodge & Cox has adopted a Code of Ethics that restricts personal investing practices by its employees. Among other provisions, the Code of Ethics requires that employees with access to information about the purchase or sale of securities in the Fund's portfolio obtain preclearance before executing certain personal trades. The Code of Ethics is designed to ensure that the interests of the Fund's shareholders come before the interests of the people who manage the Fund.

                ----------------------------------------------------------------
Portfolio       Orders for the Fund's portfolio securities transactions are
Transactions    placed by Dodge & Cox, which seeks to obtain the best available prices, taking into account the costs and quality of executions.
                In the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where it appears better prices and executions are available elsewhere.

                Subject to the above policy, when two or more brokers are in a position to offer comparable prices and executions, preference may be given to brokers that have provided investment research, statistical, and other related services for the benefit of the Fund and/or of other funds and accounts over which Dodge & Cox exercises investment and brokerage discretion.

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Expenses        In addition to Dodge & Cox's fee, the Fund pays other direct expenses, including custodian, transfer agent, legal, accounting and audit fees; costs of preparing and printing prospectuses and reports sent to shareholders; registration fees and expenses; proxy and annual meeting expenses (if any); and director fees and expenses. In 1996, the ratio of total operating expenses to average net assets of the Fund was 0.50%. Dodge & Cox furnishes personnel and other facilities necessary for the administration of the Fund for which it receives no additional compensation.

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Federal         The Fund intends to qualify each year as a regulated investment
Income Taxes    company under the Internal Revenue Code. A regulated investment company that distributes for the year all of its ordinary income and capital gains pays no tax on its ordinary income or capital gains. A regulated investment company that fails to distribute all of its ordinary income and capital gains must pay tax on the undistributed amounts at a maximum rate of 35%. If the company does not distribute at least 98% of its ordinary income and capital gains, it must pay an additional 4% excise tax on the amount by which the 98% requirements exceed actual distributions.

                Distributions designated as long-term capital gains distributions are taxed to a shareholder as though they were long-term capital gains realized by the shareholder whether received in cash or shares of the Fund and regardless of the period of time shares of the Fund have been held. All taxable distributions, except for long-term capital gains distributions, are taxed to a shareholder as ordinary income dividends whether received in cash or in shares of the Fund. State taxation of distributions varies from state to state. You should consult your own tax adviser about the Federal, state and local tax consequences of an investment in the Fund.

                ----------------------------------------------------------------
Custodian and   State Street Bank and Trust Company, P.O. Box 9051, Boston,
Transfer Agent  Massachusetts 02205-9051, (1-800-621-3979), acts as custodian of all cash and securities of the Fund and receives and disburses cash and securities for the account of the Fund. BFDS acts as transfer and dividend disbursing agent for the Fund.

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Reports to      In addition to account statements, you receive periodic
Shareholders    shareholder reports highlighting relevant information, including investment results and a review of portfolio characteristics. To reduce Fund expenses, the Fund attempts to identify related shareholders within a household and send only one copy of a report. Call 1-800-621-3979 if you would like an additional free copy of the Fund's financial report.

                ----------------------------------------------------------------
Shareholder     For Fund literature and information, or if you have any
Inquiries       questions concerning your account, please call BFDS (1-800-621-
                3979).


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